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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                   ----------------



                                       FORM 8-K

                                    CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            Date of Report:  July 14, 1997


                               USCS International, Inc.
                (Exact name of registrant as specified in its charter)


   Delaware                       0-28268            94-1727009
(State or other                 (Commission        (IRS Employer
jurisdiction of                 File Number)     Identification No.)
 incorporation)

2969 Prospect Park Drive, Rancho Cordova, California      95670-6148
     (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code:  (916) 636-4500

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Item 5.  OTHER EVENTS

         On July 14, 1997, the Registrant issued the press releases attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

Item 7.  EXHIBITS

    Exhibit Number
    (Reference to Item 601
    of Regulation S-K)            Description of Exhibit
    ------------------            ----------------------
         99.1                     Registrant's Press Release, dated
                                  as of July 14, 1997.

         99.2                     Registrant's Press Release, dated
                                  July 14, 1997


                                      SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


    Dated:  July 14, 1997


                                  USCS International, Inc.



                                  By: /s/ Mary G. Jordan
                                     ---------------------------
                                     Mary G. Jordan,
                                     Secretary